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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) July 31, 2001


                 Salomon Brothers Mortgage Securities VII, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

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
 Delaware                                   333-63752-01                13-3439681
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(State or Other Jurisdiction                (Commission                 (IRS Employer
of Incorporation)                           File Number)                Identification No.)
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
388 Greenwich Street, New York New York                                 10013
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(Address of Principal Executive Offices)                                (Zip Code)
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Registrant's telephone number, including area code  (212) 783-5635
                                                    --------------


          (Former Name or Former Address, if Changed Since Last Report)

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
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(Address of Principal Executive Offices)                                (Zip Code)
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Item 2.  Acquisition or Disposition of Assets.

              On July 31, 2001, a single series of certificates entitled
Commercial Mortgage Pass-Through Certificates, Series 2001-C1 (the
"Certificates"), was issued pursuant to a pooling and servicing agreement (the
"Pooling and Servicing Agreement"), dated as of July 1, 2001, among Salomon
Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Midland
Loan Services, Inc. as master servicer (the "Master Servicer"), ORIX Real Estate
Capital Markets as special servicer (the "Special Servicer"), Wells Fargo Bank
Minnesota, N.A. as trustee (the "Trustee") and The Chase Manhattan Bank as certificate administrator (the "Certificate Administrator") and as tax administrator (the "Tax Administrator"). The Certificates consist of 20 classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the
"Class A-3 Certificates", the "Class B Certificates", the "Class C
Certificates", the "Class D Certificates", the "Class E Certificates", the
"Class F Certificates", the "Class X-1 Certificates", the "Class X-2
Certificates", the "Class G Certificates", the "Class H Certificates", the
"Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class P
Certificates", the "Class R Certificates", and the "Class Y Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust
Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having, as of the close of business on their respective due dates in July 2001 (the "Cut-off
Date"), an aggregate principal balance of $952,694,296 (the "Initial Pool
Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Mortgage Loans from Salomon Brothers Realty Corp.
("SBRC"), which is an affiliate of the Depositor and Salomon Smith Barney Inc.
("SSBI"), certain of the mortgage loans from Greenwich Capital Financial
Products ("GCFP"), which is an affiliate of Greenwich Capital Markets, Inc.
("Greenwich Capital"), and the remaining Mortgage Loans from Artesia Mortgage
Capital Corporation ("AMCC"; and, collectively with SBRC and GCFP, the "Mortgage
Loan Sellers"), pursuant to certain mortgage loan purchase agreements between the Depositor and each of the Mortgage Loan Sellers. The Depositor caused the Mortgage Loans to be transferred to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class A-1, Class A-2, Class A-3,
Class B, Class C, Class D and Class E Certificates to SSBI, Greenwich Capital,
J.P. Morgan Securities Inc. ("J.P. Morgan"), First Union Securities, Inc.
("First Union") and UBS Warburg LLC ("UBSW"; and, together with SSBI, Greenwich
Capital, J.P. Morgan and First Union, the "Underwriters"), pursuant to an underwriting agreement dated July 25, 2001 (the "Underwriting Agreement"), among the Depositor and the Underwriters. A form of the Pooling and Servicing
Agreement is attached hereto as Exhibit 99.1 and a form of the Underwriting
Agreement is attached hereto as Exhibit 99.2.

              The Class A-1 Certificates have an initial aggregate principal balance of $50,000,000. The Class A-2 Certificates have an initial aggregate principal balance of $169,525,000. The Class A-3 Certificates have an initial aggregate principal balance of $514,049,000. The Class B Certificates have an initial aggregate principal balance of $40,490,000. The Class C Certificates have an initial aggregate principal balance of $40,489,000. The Class D
Certificates have an initial aggregate principal balance of $11,909,000. The
Class E Certificates have an initial aggregate principal balance of $14,290,000.
The Class F Certificates have an initial aggregate principal balance of $14,291,000. The Class X-1 Certificates have an initial aggregate notional amount of $952,694,295. The Class X-2 Certificates have an initial aggregate notional amount of $546,469,000. The Class G Certificates have an initial aggregate principal balance of $14,290,000. The Class H Certificates have an initial aggregate principal balance of $19,054,000. The Class J Certificates have an initial aggregate principal balance of $19,054,000. The



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Class K Certificates have an initial aggregate principal balance of $7,145,000.
The Class L Certificates have an initial aggregate principal balance of $7,145,000. The Class M Certificates have an initial aggregate principal balance of $7,145,000. The Class N Certificates have an initial aggregate principal balance of $4,764,000. The Class P Certificates have an initial aggregate principal balance of $19,054,710.

              Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

       Not applicable.

(b) Pro forma financial information:

       Not applicable.

(c) Exhibits:

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Exhibit No.    Description

99.1           Pooling and Servicing Agreement.

99.2           Underwriting Agreement.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  August 15, 2001


                                      SALOMON BROTHERS MORTGAGE
                                      SECURITIES VII, INC


                                      By: /s/ Angela Vleck
                                         -----------------
                                      Name: Angela Vleck
                                      Title:   Vice President



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                                  EXHIBIT INDEX

              The following exhibits are filed herewith:


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
Exhibit No.
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
99.1           Pooling and Servicing Agreement.

99.2           Underwriting Agreement.
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